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                                                                    Exhibit 99.3

                               CBS CORPORATION
                             SEGMENT INFORMATION
                        ($ in millions)  (unaudited)

                                                   Three Months Ended                              Nine Months Ended
                                                       September 30                                  September 30
                                             ---------------------------------              ---------------------------------
                                               1999        1998       % Change               1999        1998        % Change
                                               ----        ----       --------               ----        ----        --------
TOTAL CONTINUING OPERATIONS
     Revenues                                $ 1,708     $ 1,581         8.0%               $ 5,154     $ 5,014         2.8%
     Operating Profit (Loss)                     246         102       141.2%                   658         365        80.3%
     OP (Loss) without Special Items             246         168        46.4%                   634         431        47.1%
     EBITDA                                      406         268        51.5%                 1,113         814        36.7%
     EBITDA without Special Items                406         336        20.8%                 1,105         882        25.3%

  INFINITY
     Revenues                                    619         534        15.9%                 1,690       1,320        28.0%
     Operating Profit (Loss)                     208         157        32.5%                   497         362        37.3%
     OP (Loss) without Special Items             208         157        32.5%                   497         362        37.3%
     EBITDA                                      282         230        22.6%                   717         541        32.5%
     EBITDA without Special Items                282         230        22.6%                   717         541        32.5%

  TELEVISION
     Revenues                                    955         912         4.7%                 3,047       3,287        -7.3%
     Operating Profit (Loss)                      64          (6)         N/A                   231         138        67.4%
     OP (Loss) without Special Items              64          57        12.3%                   207         201         3.0%
     EBITDA                                      121          51       137.3%                   398         317        25.6%
     EBITDA without Special Items                121         114         6.1%                   374         380        -1.6%

  CABLE
     Revenues                                    137         137            -                   423         412         2.7%
     Operating Profit (Loss)                      35          13       169.2%                   104          41       153.7%
     OP (Loss) without Special Items              35          14       150.0%                   104          42       147.6%
     EBITDA                                       61          41        48.8%                   157         120        30.8%
     EBITDA without Special Items                 61          44        38.6%                   181         123        47.2%

  CORPORATE & OTHER
     Revenues                                     (3)         (2)      -50.0%                    (6)         (5)      -20.0%
     Operating Profit (Loss)                     (16)        (21)       23.8%                   (44)        (59)       25.4%
     OP (Loss) without Special Items             (16)        (19)       15.8%                   (44)        (57)       22.8%
     EBITDA                                      (13)        (13)           -                   (29)        (47)       38.3%
     EBITDA without Special Items                (13)        (11)      -18.2%                   (37)        (45)       17.8%

  RESIDUAL COSTS OF DISCONTINUED
   BUSINESSES
     Revenues                                      -           -          N/A                     -           -          N/A
     Operating Profit (Loss)                     (45)        (41)       -9.8%                  (130)       (117)      -11.1%
     OP (Loss) without Special Items             (45)        (41)       -9.8%                  (130)       (117)      -11.1%
     EBITDA                                      (45)        (41)       -9.8%                  (130)       (117)      -11.1%
     EBITDA without Special Items                (45)        (41)       -9.8%                  (130)       (117)      -11.1%

SPECIAL ITEMS INCLUDE:

Nine Months Ended September 30, 1999
------------------------------------

- Second quarter benefit of $24 for certain restructuring charges previously recorded for the television segment

-    Second quarter provision of $24 for losses associated with a cable unit

- First quarter gain of $8 recorded in Corporate & Other for the sale of an airplane

Nine Months Ended Septmeber 30, 1998
------------------------------------

- Third quarter special charge of $68 recognized as follows: $63 at Television, $3 at Cable, and $2 at Corp & Other